Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 21. Commitments and Contingencies
Sports Data License Agreements
The Company enters into certain license agreements with sports federations and leagues primarily for the right to supply data and/or live video feeds to the betting industry. These license agreements may include rights to live and past game data, live videos and marketing rights. The license agreements entered into by the Company are complex and deviate in the specific rights granted, but are generally for a fixed period of time, with payments typically made in installments over the length of the contract. As of December 31, 2022, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

(in thousands)
2023	$121,797
2024	115,429
2025	40,688
2026	17,918
2027	12,000
Thereafter	21,178

Total	$329,010

Purchase Obligations
The Company purchases goods and services from vendors in the ordinary course of business. Purchase obligations are defined as agreements that are enforceable and legally binding and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum, or variable price provisions, and the approximate timing of the transaction. The Company’s long-term purchase obligations primarily include service contracts related to cloud-based hosting arrangements. Total purchase obligations under these services contracts are $15.4 million as of December 31, 2022, with approximately $11.3 million due within one year and the remaining due by 2025.
General Litigation
From time to time, the Company is or may become subject to various legal proceedings arising in the ordinary course of business, including proceedings initiated by individuals, other entities, or regulatory bodies. Estimated liabilities are recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from a matter may differ from the amount of estimated liabilities the Company has recorded in the consolidated financial statements covering these matters. The Company reviews its estimates periodically and makes adjustments to reflect negotiations, estimated settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.
BetConstruct Litigation
On September 6, 2019, the Company sent a letter to Soft Construct (Malta) Limited (d/b/a BetConstruct) (“BetConstruct”) stating that BetConstruct was infringing the Company’s database rights by copying and using the contents of the Company’s databases. In March 2020, the Company filed a claim against BetConstruct and its affiliates, Royal Panda Limited and Vivaro Limited, in the High Court of England and Wales with respect to their infringement of the Company’s database rights. The Company sought injunctive and monetary relief against BetConstruct in connection with the alleged infringement. The claim was amended to address the effects of Brexit. BetConstruct, filed a defense, and issued a counterclaim relating to competition law. Trial was listed to take place in early part of 2024.
On December 30, 2022 the litigation was resolved. The Company and BetConstruct have agreed a settlement to resolve their legal dispute. As part of the settlement BetConstruct have agreed to purchase a multi-year license to supply Genius’ market leading data via its BetConstruct and FeedConstruct channels, with such license acknowledging Genius’s ownership of database rights. The remaining terms of the settlement are confidential.
Sportradar Litigation
On February 28, 2020, Sportradar AG and Sportradar UK Limited (collectively, “Sportradar”) filed a claim with the Registrar of the Competition Appeal Tribunal (“CAT”) against Football DataCo Limited (“Football DataCo”), Betgenius Limited (“Betgenius”), a subsidiary of the Company, and the Company. Sportradar claimed that the Company has breached Article 101 of the Treaty on the Functioning of the European Union and Chapter I of the Competition Act 1998 in connection with the Company’s exclusive official live data agreement (the “Football DataCo Agreement”) with Football DataCo.
Sportradar sought injunctive and monetary relief against the Company and Football DataCo in connection with the Football DataCo Agreement. The Company filed and served a defense to the claim. In addition, the Company and Football DataCo issued claims against Sportradar for matters including conspiracy to injure by unlawful means and breach of confidence in relation to Sportradar’s unauthorized data collection activities at football club grounds where the Company has an exclusive right to collect official live data, and sought injunctive and monetary relief pursuant to such claims. A defense was filed and served. Trial was listed to take place in autumn 2022.
On October 10, 2022 the litigation was resolved. The resolution enables FDC to continue to license and market FDC data, in future as it determines. Genius Sports shall maintain the exclusive right to provide low latency Official FDC betting data rights through 2024. Sportradar has agreed to refrain from unofficial in-stadia
scouting of Premier League, Football League, and Scottish Professional Football League matches, and has purchased a sublicense from Genius Sports for a delayed feed to be marketed as the Official FDC Secondary Feed, through 2024. The remaining terms of the settlement are confidential.

Bank Letters of Credit and Guarantees
In the normal course of business, the Company provides standby letters of credit or other guarantee instruments to certain parties initiated by either the Company or its subsidiaries. The Company previously had bank guarantees with Barclays Bank PLC. In the second quarter of fiscal year 2022 the bank guarantee was replaced with an account charge of equal value, resulting in the Company recognizing restricted cash of £30.0 million ($36.3 million) as of December 31, 2022.
The Company has not recorded any liability in connection with these bank guarantee arrangements. Based on historical experience and information currently available, the Company was not required to make any payments under the bank guarantee arrangements. The Company has recorded $0.8 million, $0.8 million, and $0.8 million in interest expense in the years ended December 31, 2022, 2021, and 2020, respectively.